UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
AMENDMENT NO. 1
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 7, 2009

NEW ENERGY SYSTEMS GROUP
(Exact name of registrant as specified in the Charter)

Nevada	000-49715	91-2132336
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

116 West 23rd St., 5th FL
New York, NY 10011
 (Address of Principal Executive Offices)

917-573-0302
 (Issuer Telephone number)

A-3 Xinglian Industrial Zone
He Hua Ling, Pingxin Road, Xin Nan, Ping Hu Town
Longgang, Shenzhen China
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01      Completion of Acquisition or Disposition of Assets.

On December 7, 2007, New Energy Systems Group (the “Company”) closed the transactions contemplated by the share exchange agreement (the “Share Exchange Agreement”)  dated November 19, 2009 with Anytone International (H.K.) Co., Ltd. (“Anytone International”) and Shenzhen Anytone Technology Co., Ltd. (“Anytone”).  Pursuant to the Share Exchange Agreement, the Company acquired Anytone International and thereby indirectly acquired Anytone International’s Chinese operating subsidiary Anytone.  Further information about the Share Exchange Agreement was provided above under Item 1.01 of the Current Report filed by the Company on November 19, 2009.

Pursuant to the Share Exchange Agreement, the Company issued to the shareholders of Anytone International, proportionally among the Anytone International Shareholders in accordance with their respective ownership interests in Anytone International immediately before the closing of the Share Exchange, an aggregate of 3,593,939 shares of the Company’s Common Stock with a restrictive legend, and agreed to pay US $10,000,000.  As of today, $5,000,000 has been paid; the parties have agreed that the remaining $5,000,000 will be paid on or before June 30, 2010 with no interest.

There were no material relationships between the Company or its affiliates and any of the parties to the Share Exchange Agreement, other than in respect of the Share Exchange Agreement.

Item 3.02      Unregistered Sales of Equity Securities

Pursuant to the Share Exchange Agreement, on December 7, 2009, we issued 3,593,939 shares of our Common Stock. Such securities were not registered under the Securities Act of 1933. The issuance of these shares was exempt from registration, in part pursuant to Regulation S under the Securities Act of 1933 and in part pursuant to Section 4(2) of the Securities Act of 1933. We made this determination based on the representations of the Anytone International Shareholders which included, in pertinent part, that such shareholders were not a "U.S. person" as that term is defined in Rule 902(k) of Regulation S under the Act, and that such shareholders were acquiring our common stock, for investment purposes for their own respective accounts and not as nominees or agents, and not with a view to the resale or distribution thereof, and that these Shareholders understood that the shares of our common stock may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

Item 9.01.      Financial Statements and Exhibits.

The following financial statements are hereby included as part of this Current Report.

(a)     Financial Statements.

Report of Independent Registered Public Accounting Firm
Balance Sheets at December 31, 2008 and 2007
Statements of Income and Comprehensive Income for the Years Ended December 31, 2008 and 2007
Statements of Stockholders’ Equity for the Years Ended December 31, 2008 and 2007
Statements of Cash Flows for the Years Ended December 31, 2008 and 2007
Notes to Financial Statements

2

(b)     Financial Statements.

Balance Sheets as of September 30, 2009 and December 31, 2008
Statement of Income and Comprehensive Income for the Nine Months Ended September 30, 2009 and 2008
Statement of Cash Flows for the Nine Months Ended September 30, 2009 and 2008
Notes to Financial Statements

(c)      Pro forma financial information.

Pro Forma Consolidated Financial Statements:

Pro Forma Consolidated Balance Sheet as of September 30, 2009
Pro Forma Consolidated Statements of Income and Comprehensive Income for the Nine Months Ended September 30, 2009
Pro Forma Consolidated Statements of Income and Comprehensive Income for the Year Ended December 31, 2008
Notes to Pro Forma Consolidated Financial Statements

(d)	Exhibits:
10.1
Share Exchange Agreement dated November 19, 2009 between New Energy Systems Group, Anytone International (H.K.) Co., Ltd. and Shenzhen Anytone Technology Co., Ltd.*
* Filed as an exhibit to the Form 8-K of the Company filed with the SEC on November 19, 2009.

99.1	Press Release dated December 7, 2009.* * Filed as an exhibit to the Form 8-K of the Company filed with the SEC on December 8, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW ENERGY SYSTEMS GROUP

Date: February 16, 2010	By:	/s/ Fushun Li
Name: Fushun Li
Title: Chief Executive Officer and Director

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SHENZHEN ANYTONE TECHNOLOGY CO., LTD.
FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

Contents

Page
Report of Independent Registered Public Accounting Firm	F-1

Financial Statements:

Balance Sheets as of December 31, 2008 and 2007	F-2

Statements of Income and Comprehensive Income
For the years ended December 31, 2008 and 2007	F-3

Statement of Stockholders' Equity
For the years ended December 31, 2008 and 2007	F-4

Statement of Cash Flows
For the years ended December 31, 2008 and 2007	F-5

Notes to Financial Statements	F-6-F-14

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders of
Anytone International (H.K.) Co., Ltd.

We have audited the accompanying balance sheets of Shenzhen Anytone Technology Co., Ltd. as of December 31, 2008 and 2007, and the related statements of income and comprehensive income, stockholders' equity, and cash flows for the years then ended.  These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Shenzhen Anytone Technology Co., Ltd. as of December 31, 2008 and 2007, and the results of its operations and cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles.

Goldman Parks Kurland Mohidin, LLP
Encino, California
November 12, 2009

SHENZHEN ANYTONE TECHNOLOGY CO., LTD.
BALANCE SHEETS

ASSETS	December 31, 2008	December 31, 2007

CURRENT ASSETS
Cash & cash equivalents	$2,367,127	$493,823
Prepaid expenses	-	5,313
VAT receivable	59,399	7,593
Inventory	599,647	214,467

Total current assets	3,026,173	721,196

PROPERTY AND EQUIPMENT, net	23,161	15,212

DEPOSITS	26,550	1,675

TOTAL ASSETS	$3,075,884	$738,083

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable	$739,239	$297,340
Accrued liabilities and other payables	54,237	42,224
Income tax payable	101,984	-
Dividends payable	1,374,819	-
Advance from shareholder	36,258	455,241

Total current liabilities	2,306,537	794,805

CONTINGENCIES AND COMMITMENTS

STOCKHOLDERS' EQUITY (DEFICIT)
Paid in capital	498,768	124,403
Statutory reserve	238,755	-
Accumulated other comprehensive income (loss)	31,824	(48,684)
Retained earnings (accumulated deficit)	-	(132,441)

Total stockholders' equity (deficit)	769,347	(56,722)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$3,075,884	$738,083

The accompanying notes are an integral part of these financial statements.

SHENZHEN ANYTONE TECHNOLOGY CO., LTD.
STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

	FOR THE YEARS ENDED
	DECEMBER 31,
	2008	2007

Net sales	$10,081,842	$4,207,315

Cost of goods sold	(7,326,989)	(2,951,899)

Gross profit	2,754,853	1,255,416

Operating expenses
Selling expenses	(235,170)	(207,183)
General and administrative expenses	(379,697)	(217,897)

Total operating expenses	(614,867)	(425,080)

Income from operations	2,139,986	830,336

Non-operating income (expenses)
Interest income	5,733	750
Financial expense	(1,056)	(944)

Total non-operating income (expenses)	4,677	(194)

Income before income taxes	2,144,663	830,142

Income tax expense	(349,398)	-

Net income	1,795,265	830,142

Other comprehensive item
Foreign currency translation	80,508	(24,796)

Comprehensive Income	$1,875,773	$805,346

The accompanying notes are an integral part of these financial statements.

SHENZHEN ANYTONE TECHNOLOGY CO., LTD.
STATEMENT OF SHAREHOLDERS' EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	Paid in capital	Statutory reserves	Other comprehensive income (loss)	(Accumulated deficit) / Retained earnings	Total

Balance at January 1, 2007	$124,403	$-	$(23,888)	$(962,583)	$(862,068)

Net income for the year	-	-	-	830,142	830,142

Foreign currency translation gain (loss)	-	-	(24,796)	-	(24,796)

Balance at December 31, 2007	124,403	-	(48,684)	(132,441)	(56,722)

Capital contribution by shareholders	374,365	-	-	-	374,365

Net income for the year	-	-	-	1,795,265	1,795,265

Transfer to statutory reserves	-	238,755	-	(238,755)	-

Dividend declared	-	-	-	(1,424,069)	(1,424,069)

Foreign currency translation gain	-	-	80,508	-	80,508

Balance at December 31, 2008	$498,768	$238,755	$31,824	$-	$769,347

The accompanying notes are an integral part of these financial statements.

SHENZHEN ANYTONE TECHNOLOGY CO., LTD.
STATEMENTS OF CASH FLOWS

	FOR THE YEARS ENDED
	DECEMBER 31,
	2008	2007

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$1,795,265	$830,142
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	5,186	3,408
(Increase) decrease in current assets:
Prepaid expenses	7,339	(6,702)
Deposits	(26,128)	1,607
VAT receivable	(50,479)	(11,834)
Inventory	(364,847)	(169,103)
Increase (decrease) in current liabilities:
Accounts payable	415,175	133,887
Accrued liabilities and other payables	9,026	(68,909)
Income tax payable	100,361	-

Net cash provided by operating activities	1,890,898	712,496

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of property & equipment	(12,002)	(3,309)

Net cash used in investing activities	(12,002)	(3,309)

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment on shareholder advance	(442,470)	(329,249)
Capital contribution	374,365	-

Net cash used in financing activities	(68,105)	(329,249)

EFFECT OF EXCHANGE RATE CHANGE ON CASH & CASH EQUIVALENTS	62,513	22,585

NET INCREASE IN CASH & CASH EQUIVALENTS	1,873,304	402,523

CASH & CASH EQUIVALENTS, BEGINNING OF YEAR	493,823	91,300

CASH & CASH EQUIVALENTS, END OF YEAR	$2,367,127	$493,823

Supplemental Cash flow data:
Income tax paid	$249,036	$-
Interest paid	$-	$-

The accompanying notes are an integral part of these financial statements.

SHENZHEN ANYTONE TECHNOLOGY CO., LTD.
NOTES TO THE FINANICAL STATEMENTS
DECEMBER 31, 2008 AND 2007

1. ORGANIZATION AND DISCRIPTION OF BUSINESS

Shenzhen Anytone Technology Co., Ltd. (the “Company” or “Anytone”) was incorporated in Guangdong Province, People’s Republic of China (“PRC”) in 2000. Anytone engages in research, manufacture and sales of power supplies and batteries for mobile phones, laptops, solar and AC/DC.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements were prepared in conformity with United States generally accepted accounting principles (“US GAAP”).  The Company’s functional currency is the Chinese Renminbi; however the accompanying financial statements were translated and presented in United States Dollars (“USD”).

Use of Estimates

In preparing financial statements in conformity with US GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting year. Significant estimates, required by management, include the recoverability of long-lived assets and the valuation of inventories. Actual results could differ from those estimates.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Accounts Receivable

The Company’s policy is to maintain reserves for potential credit losses on accounts receivable.  Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves.

The Company normally delivered the finished good to its customers while receiving the payments at the same time. There were no accounts receivable at December 31, 2008 and 2007.

Inventories

Inventories are valued at a lower cost or net realization value with cost determined on a weighted average basis. Management compares the cost of inventories with the net realization value and allowance is made for writing down their inventories to net realization value, if lower.

Property and Equipment

Property and equipment are stated at cost, net of accumulated depreciation. Expenditures for maintenance and repairs are expensed as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation is removed from the respective accounts, and any gain or loss is included in operations. Depreciation of property and equipment is provided using the straight-line method for substantially all assets with a 5% salvage value and estimated lives of 5 years.

Income Taxes

The Company utilizes SFAS No. 109, “Accounting for Income Taxes,” which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

The Company adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes on January 1, 2007. As a result of the implementation of FIN 48, the Company made a comprehensive review of its portfolio of tax positions in accordance with recognition standards established by FIN 48. As a result of the implementation of Interpretation 48, the Company recognized no material adjustments to liabilities or stockholders’ equity. When tax returns are filed, it is highly certain that some positions taken would be sustained upon examination by the taxing authorities, while others are subject to uncertainty about the merits of the position taken or the amount of the position that would be ultimately sustained. The benefit of a tax position is recognized in the financial statements in the period during which, based on all available evidence, management believes it is more likely than not that the position will be sustained upon examination, including the resolution of appeals or litigation processes, if any. Tax positions taken are not offset or aggregated with other positions. Tax positions that meet the more-likely-than-not recognition threshold are measured as the largest amount of tax benefit that is more than 50 percent likely of being realized upon settlement with the applicable taxing authority. The portion of the benefits associated with tax positions taken that exceeds the amount measured as described above is reflected as a liability for unrecognized tax benefits in the accompanying balance sheets along with any associated interest and penalties that would be payable to the taxing authorities upon examination. Interest associated with unrecognized tax benefits are classified as interest expense and penalties are classified in selling, general and administrative expenses in the statements of income. At December 31, 2008 and 2007, the Company did not take any uncertain positions that would necessitate recording of tax related liability.

Revenue Recognition

The Company's revenue recognition policies are in compliance with Securities and Exchange Commission (SEC) Staff Accounting Bulletin (SAB) 104.  Sales revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectability is reasonably assured.  No revenue is recognized if there are significant uncertainties regarding the recovery of the consideration due, the possible return of goods, or when the amount of revenue and the costs incurred or to be incurred in respect of the transaction cannot be measured reliably. Payments received before all of the relevant criteria for revenue recognition are recorded as unearned revenue.

Sales revenue represents the invoiced value of goods, net of value-added tax (VAT). All of the Company’s products that are sold in the PRC are subject to Chinese value-added tax of 17% of the gross sales price. This VAT may be offset by VAT paid by the Company on raw materials and other materials included in the cost of producing the finished product. The Company records VAT payable and VAT receivable net of payments in the financial statements. The VAT tax return is filed offsetting the payables against the receivables. Sales and purchases are recorded net of VAT collected and paid as the Company acts as an agent for the government.

Cost of Revenue

Cost of goods sold consists primarily of material costs, labor costs, and related overhead which are directly attributable to the production of the products.  Write-down of inventory to lower of cost or net realizable value is also recorded in cost of goods sold.

Concentration of Credit Risk

The operations of the Company are located in the PRC.  Accordingly, the Company's business, financial condition, and results of operations may be influenced by the political, economic, and legal environments in the PRC, as well as by the general state of the PRC economy.

Statement of Cash Flows

In accordance with SFAS No. 95, “Statement of Cash Flows,” cash flows from the Company's operations are calculated based upon local currencies.  As a result, amounts related to assets and liabilities reported on the statement of cash flows may not necessarily agree with changes in the corresponding balances on the balance sheet.

Basic and Diluted Net Income per Share

The Company is a limited company formed under the laws of the PRC. Like limited liability companies (LLC) in the United States, limited companies in the PRC do not issue shares to the owners. The owners however, are called shareholders. Ownership interest is determined in proportion to capital contributed.  Accordingly, earnings per share data are not presented.

Fair Value of Financial Instruments

SFAS No. 107, “Disclosures about Fair Value of Financial Instruments,” requires the Company disclose estimated fair values of financial instruments.  The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

Foreign Currency Translation and Comprehensive Income

The Company’s functional currency is the Renminbi (RMB). For financial reporting purposes, RMB were translated into United States dollars (USD) as the reporting currency. Assets and liabilities are translated at the exchange rate in effect at the balance sheet date. Revenues and expenses are translated at the average rate of exchange prevailing during the reporting period. Translation adjustments arising from the use of different exchange rates from period to period are included as a component of stockholders' equity as "Accumulated other comprehensive income (loss)". Gains and losses resulting from foreign currency transactions are included in income. There was no significant fluctuation in exchange rate for the conversion of RMB to USD after the balance sheet date.

The Company uses SFAS 130 “Reporting Comprehensive Income”. Comprehensive income is comprised of net income and all changes to the statements of stockholders’ equity, except those due to investments by stockholders, changes in paid-in capital and distributions to stockholders. Comprehensive income for the years ended December 31, 2008 and 2007 included net income and foreign currency translation adjustments.

Segment Reporting

SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information" requires use of the “management approach” model for segment reporting.  The management approach model is based on the way a company's management organizes segments within the company for making operating decisions and assessing performance.  Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company.

SFAS 131 has no effect on the Company's financial statements as substantially all of the Company's operations are conducted in one industry segment.  The Company consists of one reportable business segment.  All of the Company's assets are located in the PRC.

New Accounting Pronouncements

The Hierarchy of Generally Accepted Accounting Principles

In May 2008, FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles.”  SFAS 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with USA GAAP in the United States (the GAAP hierarchy).  SFAS 162 adoption did not have an impact on the Company’s financial statements.

Determination of the Useful Life of Intangible Assets

In April 2008, the FASB issued FASB Staff Position FAS 142-3, “Determination of the Useful Life of Intangible Assets” (“FSP FAS 142-3”). FSP FAS 142-3 amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS No. 142, “Goodwill and Other Intangible Assets” (“SFAS 142”), and requires additional disclosures. The objective of FSP FAS 142-3 is to improve the consistency between the useful life of a recognized intangible asset under SFAS 142 and the period of expected cash flows used to measure the fair value of the asset under SFAS No. 141 (R), “Business Combinations” (“SFAS 141(R)”), and other accounting principles generally accepted in the USA. FSP FAS 142-3 applies to all intangible assets, whether acquired in a business combination or otherwise and shall be effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. The guidance for determining the useful life of intangible assets shall be applied prospectively to intangible assets acquired after the effective date. The disclosure requirements apply prospectively to all intangible assets recognized as of, and subsequent to, the effective date. Early adoption is prohibited.

Fair value of measurements

On January 1, 2008, the Company adopted SFAS No. 157, “Fair Value Measurements,” SFAS 157 defines fair value, establishes a three-level valuation hierarchy for disclosures of fair value measurement and enhances disclosures requirements for fair value measurements. The three levels are defined as follow:

▪	Level 1 inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

▪
Level 2 inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

▪	Level 3 inputs to the valuation methodology are unobservable and significant to the fair value measurement.

As of December 31, 2008, the Company did not identify any assets and liabilities that are required to be presented on the balance sheet at fair value.

Non-Controlling Interests in Consolidated Financial Statements - An Amendment of ARB No. 51

In December 2007, FASB issued SFAS No. 160, "Non-controlling Interests in Consolidated Financial Statements - An Amendment of ARB No. 51." SFAS 160 establishes new accounting and reporting standards for the non-controlling interest in a subsidiary and for the deconsolidation of a subsidiary. Specifically, this statement requires the recognition of a non-controlling interest (minority interest) as equity in the consolidated financial statements and separate from the parent’s equity. The amount of net income attributable to the non-controlling interest will be included in consolidated net income on the face of the income statement. SFAS 160 clarifies that changes in a parent’s ownership interest in a subsidiary that do not result in deconsolidation are equity transactions if the parent retains its controlling financial interest. In addition, this statement requires that a parent recognize a gain or loss in net income when a subsidiary is deconsolidated. Such gain or loss will be measured using the fair value of the non-controlling equity investment on the deconsolidation date. SFAS 160 also includes expanded disclosure requirements regarding the interests of the parent and its non-controlling interest. SFAS 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. The Company expects SFAS 160 will have an impact on accounting for business combinations, but the effect is dependent upon acquisitions at that time.

Business Combinations

SFAS 141 (Revised 2007), Business Combinations (SFAS 141(R)), is effective for the Company for business combinations for which the acquisition date is on or after January 1, 2009. SFAS 141(R) changes how the acquisition method is applied in accordance with SFAS 141. The primary revisions to this Statement require an acquirer in a business combination to measure assets acquired, liabilities assumed, and any noncontrolling interest in the acquiree at the acquisition date, at their fair values as of that date, with limited exceptions specified in the Statement. This Statement also requires the acquirer in a business combination achieved in stages to recognize the identifiable assets and liabilities, as well as the noncontrolling interest in the acquiree, at the full amounts of their fair values (or other amounts determined in accordance with the Statement). Assets acquired and liabilities assumed arising from contractual contingencies as of the acquisition date are to be measured at their acquisition-date fair values, and assets or liabilities arising from all other contingencies as of the acquisition date are to be measured at their acquisition-date fair value, only if it is more likely than not that they meet the definition of an asset or a liability in FASB Concepts Statement No. 6, Elements of Financial Statements. This Statement significantly amends other Statements and authoritative guidance, including FASB Interpretation No. 4, Applicability of FASB Statement No. 2 to Business Combinations Accounted for by the Purchase Method, and now requires the capitalization of research and development assets acquired in a business combination at their acquisition-date fair values, separately from goodwill. FASB Statement No. 109, Accounting for Income Taxes, was also amended by this Statement to require the acquirer to recognize changes in the amount of its deferred tax benefits that are recognizable because of a business combination either in income from continuing operations in the period of the combination or directly in contributed capital, depending on the circumstances. The Company expects SFAS 141R will have a significant impact on accounting for business combinations, but the effect is dependent upon acquisitions at that time.

Accounting for Non-Refundable Advance Payments for Goods or Services Received for Use in Future Research and Development Activities

In June 2007, FASB issued FASB Staff Position No. EITF 07-3, “Accounting for Nonrefundable Advance Payments for Goods or Services Received for use in Future Research and Development Activities,” which addresses whether non-refundable advance payments for goods or services that used or rendered for research and development activities should be expensed when the advance payment is made or when the research and development activity has been performed. EITF 07-03 is effective for fiscal years beginning after December 15, 2008.  The adoption of EITF 07-03 did not have a significant impact on the Company’s financial statements.

3. INVENTORY

Inventory at December 31, 2008 and 2007 consisted of raw material at December 31, 2008 and 2007 was $599,647 and $214,467, respectively.

4. PROPERTY AND EQUIPMENT, NET

Property and equipment consisted of the following at December 31, 2008 and 2007, respectively:

	2008	2007
Office equipment and machinery	$34,339	$20,747
Less: Accumulated depreciation	(11,178)	(5,535)
	$23,161	$15,212

Depreciation expense for the years ended December 31, 2008 and 2007 was $5,186 and $3,408, respectively.

5. DEPOSITS

Deposits for office and exhibition facilities rental at December 31, 2008 and 2007, was $26,550 and $1,675, respectively.

6. CONCENTRATION

The Company purchased its products from two vendors during 2008 with each vendor accounting for 26% and 23% of total purchases, respectively. Accounts payable to these vendors was approximately $404,000 as of December 31, 2008.  The Company had three vendors during 2007 with each vendor accounting for 28%, 13% and 10% of total purchases, respectively.  Accounts payable to these vendors was approximately $67,000 as of December 31, 2007.

7. OTHER PAYABLE AND ACCRUED LIABILITIES

Other payables and accrued liabilities consisted of the following at December 31, 2008 and 2007:

	2008	2007
Other taxes payable	$2,489	$1,973
Other payables	12,971	7,024
Accrued salaries	38,777	33,227
Total	$54,237	$42,224

8. ADVANCE FROM SHAREHOLDER

The Company received a short team advance from shareholder for funding the Company’s operation needs.  At December 31, 2008 and 2007, it was $36,258 and $455,241, respectively. The advance is payable on demand and is non-interest bearing.

9. INCOME TAXES

The Company is governed by the Income Tax Law of the PRC concerning the private-run enterprises in special district, which was subject to tax at a statutory rate of 15% before year 2008, and 18% for 2008 on income reported in the statutory financial statements after appropriated tax adjustments.

The following table reconciles the U.S. statutory rates to the Company’s effective tax rate for the years ended December 31, 2008 and 2007:

	2008	2007
US statutory rates	34.0%	(34.0)%
Tax rate difference	(16.0)%	19.0%
NOL utilized	(1.7)%	-%
Valuation allowance	-%	15.0%
Tax per financial statements	16.3%	-%

10. STATUTORY RESERVES

Pursuant to the corporate law of the PRC effective January 1, 2006, the Company is now only required to maintain one statutory reserve by appropriating from its after-tax profit before declaration or payment of dividends. The statutory reserve represents restricted retained earnings.

Surplus reserve fund

The Company is now only required to transfer 10% of its net income, as determined under PRC accounting rules and regulations, to a statutory surplus reserve fund until such reserve balance reaches 50% of the Company’s registered capital. For the year ended December 31 2008, the Company transferred $238,755 to the reserve. For the year ended December 31, 2007, the Company transferred $0 to this reserve as the Company had accumulated deficit at December 31, 2007.

The surplus reserve fund is non-distributable other than during liquidation and can be used to fund previous years’ losses, if any, and may be utilized for business expansion or converted into share capital by issuing new shares to existing shareholders in proportion to their shareholding or by increasing the par value of the shares currently held by them, provided that the remaining reserve balance after such issue is not less than 25% of the registered capital.

11. COMMITMENTS

On July 8, 2005, the Company entered into a five-year, non-cancelable, and renewable operating lease for its office with an unrelated third party for monthly rent of approximately $1,450 (RMB 10,222). The lease expires on August 8, 2010.

The Company leased a warehouse under a long term, non-cancelable, and renewable operating lease agreement on August 30, 2005 expiring on January 31, 2009 for monthly rent of approximately $285 (RMB 2,000).

The Company leased a facility under a long term, non-cancelable, and renewable operating lease agreement on January 1, 2009 with expiration date on December 30, 2013 for monthly rent of approximately $12,385 (RMB 84,617). Based on the lease agreement, the Company is exempt from the rent for the first two months and is required to pay $12,385 (RMB 84,617) monthly for the period from March 1, 2009 to December 30, 2011; the rent is to-be-determined for the period from January 1, 2012 to December 30, 2013.

Future minimum rental payments required under this operating lease are as follows as of December 31, 2008:

Year ending December 31,	Amount
2009	$166,570
2010	158,923
2011	148,620
2012	148,620
2013	148,620
Total	$771,353

Total rent expense for the years ended December 31, 2008 and 2007 was $23,077 and $19,880, respectively.

12. CONTINGENCIES

The Company’s operations in the PRC are subject to specific considerations and significant risks not typically associated with companies in the North America and Western Europe. These include risks associated with, among others, the political, economic and legal environments and foreign currency exchange. The Company’s results may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

The Company’s sales, purchases and expenses transactions are denominated in RMB and all of the Company’s assets and liabilities are also denominated in RMB. The RMB is not freely convertible into foreign currencies under the current law. In China, foreign exchange transactions are required by law to be transacted only by authorized financial institutions. Remittances in currencies other than RMB may require certain supporting documentation in order to affect the remittance.

SHENZHEN ANYTONE TECHNOLOGY CO., LTD.
FINANICAL STATEMENTS
SEPTEMBER 30, 2009 (UNAUDITED) AND DECEMBER 31, 2008

Contents

Page
Financial Statements:

Balance Sheet as of September 30, 2009 and Year Ended December 31, 2008	F-2

Statements of Income and Comprehensive Income for the nine Months Ended September 30, 2009	F-3

Statements of Cash Flows for the Nine Months Ended September 30, 2009 and 2008	F-4

Notes to Financial Statements	F-5 - F-12

F-1

SHENZHEN ANYTONE TECHNOLOGY CO., LTD.
BALANCE SHEETS

	September 30, 2009	December 31, 2008
	(UNAUDITED)
ASSETS

CURRENT ASSETS
Cash & cash equivalents	$1,841,366	$2,367,127
VAT receivables	-	59,399
Inventory	1,098,038	599,647
Due from shareholder	658,954	-

Total current assets	3,598,358	3,026,173

PROPERTY AND EQUIPMENT, net	44,202	23,161

DEPOSITS	461,511	26,550

TOTAL ASSETS	$4,104,071	$3,075,884

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$1,570,184	$739,239
Accrued liabilities and other payables	71,278	54,237
VAT payable	86,273	-
Income tax payable	256,686	101,984
Dividends payable	872,733	1,374,819
Advance from shareholder	-	36,258

Total current liabilities	2,857,154	2,306,537

CONTINGENCIES AND COMMITMENTS

STOCKHOLDERS' EQUITY
Paid in capital	498,768	498,768
Statutory reserves	715,478	238,755
Accumulated other comprehensive income	32,671	31,824
Retained earnings	-	-

Total stockholders' equity	1,246,917	769,347

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,104,071	$3,075,884

The accompanying notes are an integral part of these financial statements.

F-2

SHENZHEN ANYTONE TECHNOLOGY CO., LTD.
STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(UNAUDITED)

	FOR THE NINE MONTHS ENDED
	SEPTEMBER 30, 2009	SEPTEMBER 30, 2008

Net sales	$17,330,544	$7,463,584

Cost of goods sold	12,697,048	5,428,876

Gross profit	4,633,496	2,034,708

Operating expenses
Selling expenses	214,633	177,411
General and administrative expenses	459,207	281,424

Total operating expenses	673,840	458,835

Income from operations	3,959,656	1,575,873

Non-operating income (expenses)
Interest income	13,351	3,431
Financial expense	(313)	(864)

Total non-operating expenses	13,038	2,567

Income before income tax	3,972,694	1,578,440

Income tax expense	794,539	247,678

Net income	3,178,155	1,330,762

Other comprehensive income
Foreign currency translation gain	847	28,279

Comprehensive Income	$3,179,002	$1,359,041

The accompanying notes are an integral part of these financial statements.

F-3

SHENZHEN ANYTONE TECHNOLOGY CO., LTD.
STATEMENTS OF CASH FLOWS
(UNAUDITED)

	FOR THE NINE MONTHS ENDED
	SEPTEMBER 30, 2009	SEPTEMBER 30, 2008

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$3,178,155	$1,330,762
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization	7,761	3,571
(Increase) decrease in current assets:
Prepaid expenses	-	7,299
Inventory	(497,674)	(12,886)
Increase (decrease) in current liabilities:
Accounts payable	829,962	4,023
Accrued liabilities and other payables	16,989	9,350
VAT payable	145,654	43,433
Income tax payable	154,547	91,881

Net cash provided by operating activities	3,835,394	1,477,433

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of property and equipment	(28,773)	(11,292)
Increase in deposits	(434,742)	(1,750)

Net cash used in investing activities	(463,515)	(13,042)

CASH FLOWS FROM FINANCING ACTIVITIES:
Dividend payable	(3,204,417)	-
Due from shareholder	(694,925)	(389,363)

Net cash used in financing activities	(3,899,342)	(389,363)

EFFECT OF EXCHANGE RATE CHANGE ON CASH & CASH EQUIVALENTS	1,702	60,568

NET (DECREASE) INCREASE IN CASH & CASH EQUIVALENTS	(525,761)	1,135,596

CASH & CASH EQUIVALENTS, BEGINNING OF PERIOD	2,367,127	493,823

CASH & CASH EQUIVALENTS, END OF PERIOD	$1,841,366	$1,629,419

Supplemental Cash flow data:
Income tax paid	$794,539	$247,678
Interest paid	$-	$-

The accompanying notes are an integral part of these financial statements.

F-4

SHENZHEN ANYTONE TECHNOLOGY CO., LTD.
NOTES TO THE FINANICAL STATEMENTS
SEPTEMBER 30, 2009 (UNAUDITED) AND DECEMBER 31, 2008

1. ORGANIZATION AND DESCRIPTION OF BUSINESS

Shenzhen Anytone Technology Co., Ltd. (the “Company” or “Anytone”) was incorporated in Guangdong Province, People’s Republic of China (“PRC”) in 2000. Anytone engages in research, manufacture and sell of power supplies and batteries for mobile phones, laptops, solar and AC/DC.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements were prepared in conformity with United States generally accepted accounting principles (“US GAAP”). The Company’s functional currency is the Chinese Renminbi; however the accompanying financial statements were translated and presentation in United States Dollars (“USD”).

Use of Estimates

In preparing financial statements in conformity with US GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Significant estimates, required by management, include the recoverability of long-lived assets and the valuation of inventories. Actual results could differ from those estimates.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Accounts Receivable

The Company’s policy is to maintain reserves for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves.

The Company normally delivers finished goods to its customers while receiving payment at the same time. Thus there were no trade receivable balance at the date of the Balance Sheet; and the accounts receivable allowance was $0.

Inventories

Inventories are valued at a lower cost or net realization value with cost determined on a weighted average basis. Management compares the cost of inventories with the net realization value and allowance is made for writing down their inventories to net realization value, if lower.

F-5

Property and Equipment

Property and equipment are stated at cost, net of accumulated depreciation. Expenditures for maintenance and repairs are expensed as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation is removed from the respective accounts, and any gain or loss is included in operations. Depreciation of property and equipment is provided using the straight-line method for substantially all assets with a 5% salvage value and estimated lives of five years.

Income Taxes

The Company utilizes SFAS No. 109, “Accounting for Income Taxes,” (codified in FASB ASC Topic 740), which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

The Company adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, (codified in FASB ASC Topic 740) on January 1, 2007. As a result of the implementation of FIN 48, the Company made a comprehensive review of its portfolio of tax positions in accordance with recognition standards established by FIN 48. As a result of the implementation of Interpretation 48, the Company recognized no material adjustments to liabilities or stockholders’ equity. When tax returns are filed, it is highly certain that some positions taken would be sustained upon examination by the taxing authorities, while others are subject to uncertainty about the merits of the position taken or the amount of the position that would be ultimately sustained. The benefit of a tax position is recognized in the financial statements in the period during which, based on all available evidence, management believes it is more likely than not that the position will be sustained upon examination, including the resolution of appeals or litigation processes, if any. Tax positions taken are not offset or aggregated with other positions. Tax positions that meet the more-likely-than-not recognition threshold are measured as the largest amount of tax benefit that is more than 50 percent likely of being realized upon settlement with the applicable taxing authority. The portion of the benefits associated with tax positions taken that exceeds the amount measured as described above is reflected as a liability for unrecognized tax benefits in the accompanying balance sheets along with any associated interest and penalties that would be payable to the taxing authorities upon examination. Interest associated with unrecognized tax benefits are classified as interest expense and penalties are classified in selling, general and administrative expenses in the statements of income. At September 30, 2009 and December 31, 2008, the Company did not take any uncertain positions that would necessitate recording of tax related liability.

Revenue Recognition

The Company's revenue recognition policies are in compliance with Securities and Exchange Commission (SEC) Staff Accounting Bulletin (“SAB”) 104, (codified in FASB ASC Topic 480).  Sales revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectability is reasonably assured.  No revenue is recognized if there are significant uncertainties regarding the recovery of the consideration due, the possible return of goods, or when the amount of revenue and the costs incurred or to be incurred in respect of the transaction cannot be measured reliably. Payments received before all of the relevant criteria for revenue recognition are recorded as unearned revenue.

Sales revenue represents the invoiced value of goods, net of value-added tax (“VAT”). All of the Company’s products that are sold in the PRC are subject to Chinese value added tax of 17% of the gross sales price. This VAT may be offset by VAT paid by the Company on raw materials and other materials included in the cost of producing the finished product. The Company records VAT payable and VAT receivable net of payments in the financial statements. The VAT tax return is filed offsetting the payables against the receivables. Sales and purchases are recorded net of VAT collected and paid as the Company acts as an agent for the government.

F-6

Cost of Revenue

Cost of goods sold consists primarily of material costs, labor costs, and related overhead which are directly attributable to the production of the products.  Write-down of inventory to lower of cost or net realizable value is also recorded in cost of goods sold.

Concentration of Credit Risk

The operations of the Company are located in the PRC.  Accordingly, the Company's business, financial condition, and results of operations may be influenced by the political, economic, and legal environments in the PRC, as well as by the general state of the PRC economy.

Statement of Cash Flows

In accordance with SFAS No. 95, “Statement of Cash Flows,” (codified in FASB ASC Topic 230), cash flows from the Company's operations are calculated based upon local currencies.  As a result, amounts related to assets and liabilities reported on the statement of cash flows may not necessarily agree with changes in the corresponding balances on the balance sheet.

Basic and Diluted Net Income per Share

The Company is a limited company formed under the laws of the PRC. Like limited liability companies in the United States, limited companies in the PRC do not issue shares to the owners. The owners however, are called shareholders. Ownership interest is determined in proportion to capital contributed.  Accordingly, earnings per share data are not presented.

Fair Value of Financial Instruments

SFAS No. 107, “Disclosures about Fair Value of Financial Instruments,” (codified in FASB ASC Financial Instruments, Topic 825), requires the Company disclose estimated fair values of financial instruments.  The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

Foreign Currency Translation and Comprehensive Income

The Company’s functional currency is the Renminbi (“RMB”). For financial reporting purposes, RMB has been translated into USD as the reporting currency. Assets and liabilities are translated at the exchange rate in effect at the balance sheet date. Revenues and expenses are translated at the average rate of exchange prevailing during the reporting period. Translation adjustments arising from the use of different exchange rates from period to period are included as a component of stockholders' equity as "Accumulated other comprehensive income (loss)". Gains and losses resulting from foreign currency transactions are included in income. There was no significant fluctuation in exchange rate for the conversion of RMB to USD after the balance sheet date.

The Company uses SFAS 130 “Reporting Comprehensive Income” (codified in FASB ASC Topic 220). Comprehensive income is comprised of net income and all changes to the statements of stockholders’ equity, except those due to investments by stockholders, changes in paid-in capital and distributions to stockholders. Comprehensive income for the nine months ended September 30, 2009 and 2008 included net income and foreign currency translation adjustments.

F-7

Segment Reporting

SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information" (codified in FASB ASC Topic 280) requires use of the “management approach” model for segment reporting.  The management approach model is based on the way a company's management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company.

SFAS 131 has no effect on the Company's financial statements as substantially all of the Company's operations are conducted in one industry segment.  The Company consists of one reportable business segment.  All of the Company's assets are located in the PRC.

New Accounting Pronouncements

On July 1, 2009, the Company adopted Accounting Standards Update (“ASU”) No. 2009-01, “Topic 105 - Generally Accepted Accounting Principles - amendments based on Statement of Financial Accounting Standards No. 168 , “The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles” (“ASU No. 2009-01”).  ASU No. 2009-01 re-defines authoritative GAAP for nongovernmental entities to be only comprised of the FASB Accounting Standards Codification™ (“Codification”) and, for SEC registrants, guidance issued by the SEC.  The Codification is a reorganization and compilation of all then-existing authoritative GAAP for nongovernmental entities, except for guidance issued by the SEC.  The Codification is amended to effect non-SEC changes to authoritative GAAP.  Adoption of ASU No. 2009-01 only changed the referencing convention of GAAP in Notes to the Consolidated Financial Statements.

In June 2009, the FASB issued SFAS No. 167, “Amendments to FASB Interpretation No. 46(R)” (“SFAS 167”), codified as FASB ASC Topic 810-10, which modifies how a company determines when an entity that is insufficiently capitalized or is not controlled through voting (or similar rights) should be consolidated. SFAS 167 clarifies that the determination of whether a company is required to consolidate an entity is based on, among other things, an entity’s purpose and design and a company’s ability to direct the activities of the entity that most significantly impact the entity’s economic performance. SFAS 167 requires an ongoing reassessment of whether a company is the primary beneficiary of a variable interest entity. SFAS 167 also requires additional disclosures about a company’s involvement in variable interest entities and any significant changes in risk exposure due to that involvement. SFAS 167 is effective for fiscal years beginning after November 15, 2009. The Company does not believe the adoption of SFAS 167 will have an impact on its financial condition, results of operations or cash flows.

In June 2009, the FASB issued SFAS No. 166, “Accounting for Transfers of Financial Assets — an amendment of FASB Statement No. 140” (“SFAS 166”), codified as FASB Topic ASC 860, which requires entities to provide more information regarding sales of securitized financial assets and similar transactions, particularly if the entity has continuing exposure to the risks related to transferred financial assets. SFAS 166 eliminates the concept of a “qualifying special-purpose entity,” changes the requirements for derecognizing financial assets and requires additional disclosures. SFAS 166 is effective for fiscal years beginning after November 15, 2009. The Company does not believe the adoption of SFAS 166 will have an impact on its financial condition, results of operations or cash flows.

F-8

In May 2009, the FASB issued SFAS No. 165, “Subsequent Events” (“SFAS 165”) codified in FASB ASC Topic 855-10-05, which provides guidance to establish general standards of accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS 165 also requires entities to disclose the date through which subsequent events were evaluated as well as the rationale for why that date was selected. SFAS 165 is effective for interim and annual periods ending after June 15, 2009, and accordingly, the Company adopted this pronouncement during the second quarter of 2009. SFAS 165 requires that public entities evaluate subsequent events through the date that the financial statements are issued. The Company has evaluated subsequent events through November 11, 2009.

In April 2009, the FASB issued FSP No. SFAS 107-1 and APB 28-1, “Interim Disclosures about Fair Value of Financial Instruments,” which is codified in FASB ASC Topic 825-10-50. This FSP essentially expands the disclosure about fair value of financial instruments that were previously required only annually to also be required for interim period reporting. In addition, the FSP requires certain additional disclosures regarding the methods and significant assumptions used to estimate the fair value of financial instruments. These additional disclosures are required beginning with the quarter ending June 30, 2009.  This FSP had no material impact on the Company’s financial position, results of operations or cash flows.

In April 2009, the FASB issued FSP No. FAS 115-2 and FAS 124-2, “Recognition and Presentation of Other-Than-Temporary Impairments,” which is codified in FASB ASC Topic 320-10. This FSP modifies the requirements for recognizing other-than-temporarily impaired debt securities and changes the existing impairment model for such securities. The FSP also requires additional disclosures for both annual and interim periods with respect to both debt and equity securities. Under the FSP, impairment of debt securities will be considered other-than-temporary if an entity (1) intends to sell the security, (2) more likely than not will be required to sell the security before recovering its cost, or (3) does not expect to recover the security’s entire amortized cost basis (even if the entity does not intend to sell). The FSP further indicates that, depending on which of the above factor(s) causes the impairment to be considered other-than-temporary, (1) the entire shortfall of the security’s fair value versus its amortized cost basis or (2) only the credit loss portion would be recognized in earnings while the remaining shortfall (if any) would be recorded in other comprehensive income. FSP 115-2 requires entities to initially apply the provisions of the standard to previously other-than-temporarily impaired debt securities existing as of the date of initial adoption by making a cumulative-effect adjustment to the opening balance of retained earnings in the period of adoption. The cumulative-effect adjustment potentially reclassifies the noncredit portion of a previously other-than-temporarily impaired debt security held as of the date of initial adoption from retained earnings to accumulate other comprehensive income. The Company adopted FSP No. SFAS 115-2 and SFAS 124-2 beginning April 1, 2009. This FSP had no material impact on the Company’s financial position, results of operations or cash flows.

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FSP No. SFAS 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP No. SFAS 157-4”). FSP No. SFAS 157-4, which is codified in FASB ASC Topics 820-10-35-51 and 820-10-50-2, provides additional guidance for estimating fair value and emphasizes that even if there has been a significant decrease in the volume and level of activity for the asset or liability and regardless of the valuation technique(s) used, the objective of a fair value measurement remains the same. The Company adopted FSP No. SFAS 157-4 beginning April 1, 2009. This FSP had no material impact on the Company’s financial position, results of operations or cash flows.

3. INVENTORY

Inventory consisted of raw materials at September 30, 2009 and December 31, 2008 was $1,098,038 and $599,647, respectively.

4. PROPERTY AND EQUIPMENT, NET

As of September 30, 2009 and December 31, 2008, Property and equipment consisted of the following:

F-9

	September 30, 2009	December 31, 2008
Office equipment and machinery	$63,153	$34,339
Less: Accumulated depreciation	(18,951)	(11,178)
	$44,202	$23,161

Depreciation expenses were approximately $7,761 and $3,571 for the nine months ended September 30, 2009 and 2008 respectively.

5. DEPOSITS

Deposits for office and exhibition, facilities rentals at September 30, 2009 and December 31, 2008, were $461,511 and $26,550, respectively.

6. CONCENTRATION

One customer accounted for 11.1% of total sales during the nine months ended September 30, 2009. Accounts receivable from this customer amounted to $0 as of September 30, 2009. The Company had no major customer for the nine months ended September 30, 2008.

The Company purchased its products from two vendors during the nine months ended September 30, 2009, each accounting for 25.2% and 22.5% of total purchases. Accounts payable to these vendors amounted to $365,074 and $365,406 as of September 30, 2009. The Company had two vendors during the nine months ended September 30, 2008 with each accounting for 24.7% and 23.9% of total purchases.

7. OTHER PAYABLE AND ACCRUED LIABILITIES

Other payables and accrued liabilities consisted of the following at September 30, 2009 and December 31, 2008, respectively:

	September 30, 2009	December 31, 2008
Other taxes payable	$14,424	$2,489
Other payables	4,344	12,971
Accrued salaries	52,510	38,777
Total	$71,278	$54,237

8. RELATED PARTY TRANSACTIONS

At September 30, 2009, the Company advanced $658,954 to the shareholders for acquiring certain properties on behalf of the Company. The shareholders repaid this amount to the Company at the end of 2009 as a result of failure of the acquisition.

The Company received a short term advance from a shareholder for the Company’s operating needs. At September 30, 2009 and December 31, 2008, it was $0 and $36,258, respectively. The advance was payable on demand and non-interest bearing.

F-10

9. INCOME TAXES

The Company is governed by the Income Tax Law of the PRC concerning the private-run enterprises in special district, which was subject to tax at a statutory rate of 15% before year 2008, 18% for 2008 and 20% for 2009 on income reported in the statutory financial statements after appropriated tax adjustments.

The following table reconciles the U.S. statutory rates to the Company’s effective tax rate for the nine months ended September 30, 2009 and 2008:

	2009	2008
US statutory rates	34.0%	34.0%
Tax rate difference	(14.0)%	(16.0)%
NOL utilized	-%	(2.3)%
Valuation allowance	-%	-%
Tax per financial statements	20.0%	15.7%

10. STATUTORY RESERVES

Pursuant to the corporate law of the PRC effective January 1, 2006, the Company is now only required to maintain one statutory reserve by appropriating from its after-tax profit before declaration or payment of dividends. The statutory reserve represents restricted retained earnings.

Surplus reserve fund

The Company is now only required to transfer 10% of its net income, as determined under PRC accounting rules and regulations, to a statutory surplus reserve fund until such reserve balance reaches 50% of the Company’s registered capital. For the nine months ended September 30, 2009, the Company transferred approximately $476,723 to the reserve. For the year ended December 31, 2008, the Company transferred $238,755 to this reserve.

The surplus reserve fund is non-distributable other than during liquidation and can be used to fund previous years’ losses, if any, and may be utilized for business expansion or converted into share capital by issuing new shares to existing shareholders in proportion to their shareholding or by increasing the par value of the shares currently held by them, provided that the remaining reserve balance after such issue is not less than 25% of the registered capital.

11. COMMITMENTS

On July 8, 2005, the Company entered into a five-year, non-cancelable, and renewable operating lease for its office with an unrelated third party for monthly rent of approximately $1,450 (RMB 10,222). The lease expires on August 8, 2010.

The Company leased a warehouse under a long term, non-cancelable, and renewable operating lease agreement on August 30, 2005 expiring on January 31, 2009 for monthly rent of approximately $285 (RMB 2,000).

F-11

The Company leased a facility under a long term, non-cancelable, and renewable operating lease agreement on January 1, 2009 with expiration date on December 30, 2013 for monthly rent of approximately $12,385 (RMB 84,617). Based on the lease agreement, the Company is exempt from the rent for the first two months and is required to pay $12,385 (RMB 84,617) monthly for the period from March 1, 2009 to December 31, 2011; the rent is to-be-determined for the period from January 1, 2012 to December 31, 2013.

As of September 30, 2009, future minimum rental payments required under this operating lease are as follows:

Year ending September 30,	Amount

2010	$163,100
2011	148,620
2012	148,620
2013	148,620
2014	37,155
Total future lease payments	646,115

Total rental expense for the nine months ended September 30, 2009 and 2008 was $106,432 and $16,401, respectively.

12. CONTINGENCIES

The Company’s operations in the PRC are subject to specific considerations and significant risks not typically associated with companies in the North America and Western Europe. These include risks associated with, among others, the political, economic and legal environments and foreign currency exchange. The Company’s results may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

The Company’s sales, purchases and expenses transactions are denominated in RMB and all of the Company’s assets and liabilities are also denominated in RMB. The RMB is not freely convertible into foreign currencies under the current law. In China, foreign exchange transactions are required by law to be transacted only by authorized financial institutions. Remittances in currencies other than RMB may require certain supporting documentation in order to affect the remittance.

F-12

NEW ENGEGY SYSTEMS GROUP AND
ANYTONE INTERNATIONAL (H.K.) CO., LTD
PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Contents

Page
Pro Forma Consolidated Financial Statements:

Pro Forma Consolidated Balance Sheet
as of September 30, 2009	F-2

Pro Forma Consolidated Statement of Income and Comprehensive Income
for the Nine Months Ended September 30, 2009	F-3

Pro Forma Consolidated Statement of Income and Comprehensive Income
for the Year Ended December 31, 2008	F-3

Notes to Pro Forma Consolidated Financial Statements	F-4

F-1

NEW ENGEGY SYSTEMS GROUP AND
ANYTONE INTERNATIONAL (H.K.) CO., LTD
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2009
(UNAUDITED)

	New Energy	Anytone HK	Pro Forma		Pro Forma
	(1)	(2)	Adjustments		Consolidated
	(historical)	(historical)
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$9,453,933	$2,041,337	$(5,000,000)	B	$6,495,270
Accounts receivable, net	6,455,354	-	-		6,455,354
Advance to employee	-	434,983	-		434,983
Due from shareholder	-	921,303	-		921,303
Inventory	208,026	1,098,038	-		1,306,064

TOTAL CURRENT ASSETS	16,117,313	4,495,661	(5,000,000)		15,612,974

NONCURRENT ASSETS
Property and equipment, net	694,465	44,202	-		738,667
Deposit		26,528	-		26,528
Intangible assets	810,352	-	15,162,518	C	15,972,870
Goodwill	-	-	19,848,063	A	19,848,063

TOTAL NONCURRENT ASSETS	1,504,817	70,730	35,010,581		36,586,128

TOTAL ASSETS	$17,622,130	$4,566,391	$30,010,581		$52,199,102

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$2,662,632	$1,570,184	$-		$4,232,816
Accrued liabilities and other payables	-	71,730	-		71,730
Tax payable	360,486	342,959	-		703,445
Loan payable to related party	174,600	498,768	-		673,368
Dividends payable	-	872,733	-		872,733
Note payable	-	-	5,000,000	B	5,000,000

TOTAL CURRENT LIABILITIES	3,197,718	3,356,374	5,000,000		11,554,092

DEFERRED TAX LIABILITY	-	-	3,032,503	D	3,032,503

STOCKHOLDERS' EQUITY
Preferred Stock	7,576	-	-		7,576
Common Stock	5,446	-	3,594	A	9,040
Additional paid in capital	16,999,362	464,642	22,719,858	A	40,183,862
Statutory reserve	994,429	715,478	(715,478)	A	994,429
Accumulated other comprehensive income	1,078,457	32,419	(32,418)	A	1,078,458
Accumulated deficit	(4,660,858)	(2,522)	2,522	A	(4,660,858)

TOTAL STOCKHOLDERS' EQUITY	14,424,412	1,210,017	21,978,078		37,612,507

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$17,622,130	$4,566,391	$30,010,581		$52,199,102

(1)(1)((1)
Source:  unaudited financial statements of New Energy Systems Group (FKA: China Digital Communication Group Co. Inc.) as of September 30, 2009 as filed in Quarterly Report on Form 10Q filed with the SEC on November 17, 2009.

(2)	Source: unaudited financial statements of Anytone International (H.K.) Co., Ltd. included in this 8-K.
(A)	Allocation of the purchase price to the fair value of assets acquired and liabilities assumed. The excess purchase price of $19,848,063 is allocated to goodwill.
(B)	Payment of $5 million and outstanding balance of $5 million for total of $10 million cash portion of the acquisition price.
(C)	Recording fair value of intangible assets of $15,162,518.
(D)	Deferred tax liability on intangible assets acquired.
(E)	Reversal of deferred tax liability arising from the book and tax basis difference of the intangible assets.

See accompanying notes to pro forma consolidated financial statements.

F-2

NEW ENGEGY SYSTEMS GROUP AND
ANYTONE INTERNATIONAL (H.K.) CO., LTD
PRO FORMA CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009
 (UNAUDITED)

	New Energy	Anytone HK	Pro Forma			Pro Forma
	(1)	(2)	Adjustments			Consolidated
	(historical)	(historical)

Net Revenue	$15,858,311	$17,330,544	$-			$33,188,855

Cost of Revenue	11,098,279	12,697,048	-			23,795,327

Gross Profit	4,760,032	4,633,496	-			9,393,528

Operating expenses:
Selling expenses	74,697	214,633	-			289,330
General and administrative expenses	319,198	459,207	1,337,869		C	2,116,274

Total operating expenses	393,895	673,840	1,337,869			2,405,604

Income from operations	4,366,137	3,959,656	(1,337,869)			6,987,924

Non-operating income (expenses):
Interest income (expense)	(66,331)	13,351	-			(52,980)
Finance expenses	-	(313)	-			(313)
Miscellaneous income (expense)	1,346	-	-			1,346

Total non-operating expenses	(64,985)	13,038	-			(51,947)

Income before income tax	4,301,152	3,972,694	(1,337,869)			6,935,977

Income tax	445,538	794,539	(267,574)	C		972,503

Net income	3,855,614	3,178,155	(1,070,295)			5,963,474

Other comprehensive item
Foreign currency translation	(65,713)	847	-			(64,866)

Comprehensive Income	$3,789,901	$3,179,002	$(1,070,295)			$5,898,608

Earnings per share - basic	$0.71					$0.66
Earnings per share - diluted	$0.62					$0.61

Weighted average shares outstanding	5,446,105		3,593,939			9,040,044
Diluted average shares outstanding	6,203,680		3,593,939			9,797,619

(1)
           Source:  unaudited financial statements of New Energy Systems Group (FKA: China Digital Communication Group Co. Inc.) for the nine months ended September 30, 2009 as filed in Quarterly Report filed with the SEC on November 17, 2009.

(2)	Source: unaudited financial statements of Anytone International (H.K.) Co., Ltd. included in this Form 8-K.
(C)	Amortization of the intangible assets acquired and the effect to income tax.

See accompanying notes to pro forma consolidated financial statements.

F-3

NEW ENGEGY SYSTEMS GROUP AND
ANYTONE INTERNATIONAL (H.K.) CO., LTD
PRO FORMA CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2008
 (UNAUDITED)

	New Energy	Anytone HK	Pro Forma			Pro Forma
	(1)	(2)	Adjustments			Consolidated
	(historical)	(historical)

Net Revenue	$19,716,408	$10,081,842	$-			$29,798,250

Cost of Revenue	14,009,995	7,326,989	-			21,336,984

Gross Profit	5,706,413	2,754,853	-			8,461,266

Operating expenses:
Selling expenses	135,456	235,170	-			370,626
General and administrative expenses	586,433	379,697	1,783,826		C	2,749,956

Total operating expenses	721,889	614,867	1,783,826			3,120,582

Income from operations	4,984,524	2,139,986	(1,783,826)			5,340,684

Non-operating income (expenses):
Interest income (expense)	(38,525)	5,733	-			(32,792)
Finance expenses	-	(1,056)	-			(1,056)
Miscellaneous income (expense)	(40,257)	-	-			(40,257)

Total non-operating income (expenses)	(78,782)	4,677	-			(74,105)

Income before income tax	4,905,742	2,144,663	(1,783,826)			5,266,579

Income tax	454,670	349,398	(321,089)	C		482,979

Net income	4,451,072	1,795,265	(1,462,737)			4,783,600

Other comprehensive item
Foreign currency translation	289,772	80,508	-			370,280

Comprehensive Income	$4,740,844	$1,875,773	$(1,462,737)			$5,153,880

Earnings per share	$0.82					$0.53

Weighted average shares outstanding	5,446,063		3,593,939			9,040,002

((1)
Source:  audited financial statements of New Energy Systems Group (FKA: China Digital Communication Group Co. Inc.) for the year endedDecember 31, 2008 as filed in Annual Report on Form 10K filed with the SEC on April 15, 2009.

(2)	Source: unaudited financial statements of Anytone International (H.K.) Co., Ltd. included in this Form 8-K.
(C)	Amortization of the intangible assets acquired and the effect to income tax.

See accompanying notes to pro forma consolidated financial statements

F-3

NEW ENGEGY SYSTEMS GROUP AND
ANYTONE INTERNATIONAL (H.K.) CO., LTD
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - BASIS OF PRESENTATION

On November 19, 2009, New Energy Systems Group (the "Company" or “New Energy”) entered into a share exchange agreement (the "Share Exchange Agreement") with Anytone International (H.K.) Co., Ltd. ("Anytone International") and Shenzhen Anytone Technology Co., Ltd. ("Anytone"). Anytone is a subsidiary of Anytone International. Pursuant to the Share Exchange Agreement, the Company issued to the shareholders of Anytone International 3,593,939 shares of the Company's Common Stock with a restrictive legend, and agreed to pay US $10,000,000. As of today, $5,000,000.00 has been paid; the remaining $5,000,000 will be paid on or before June 30, 2010 with no interest. The acquisition was completed on December 7, 2009.

The accompanying pro forma consolidated balance sheet presents the accounts of New Energy and Anytone International as if the acquisition of Anytone International by New Energy occurred on September 30, 2009 for balance sheet purposes.  The accompanying pro forma consolidated statements of income and comprehensive income present the accounts of New Energy and Anytone International for the nine months ended September 30, 2009 and for the year ended December 31, 2008 as if the acquisition occurred on January 1, 2009 and January 1, 2008, respectively.  The fair values of the assets acquired and liabilities assumed at agreement date are used for the purpose of purchase price allocation.  The excess of the purchase price over the fair value of the net assets acquired of $19,848,063 is recorded as goodwill.

Anytone International acquired Anytone on November 10, 2009 for RMB 3.6 million.  This acquisition was considered as a related party transaction as the shareholders of Anytone became the majority shareholders of Anytone International through nominee shareholders after the acquisition. The pro forma balance sheet of Anytone International presents the accounts of Anytone International and Anytone as if the acquisition of Anytone occurred on September 30, 2009.  The pro forma statements of income of Anytone International for the nine months ended September 30, 2009 and for the year ended December 31, 2008 present the accounts of Anytone International and Anytone as if the acquisition of Anytone International and Anytone occurred on January 1, 2009 and 2008, respectively.

The following adjustments would be required if the acquisition of Anytone International by New Energy occurred as indicated above:

A)	Allocation of the net purchase price to the fair value of assets acquired and liabilities assumed. The excess purchase price of $19,848,063 is allocated to goodwill.

B)
Payment of $5 million and outstanding balance of $5 million for total of $10 million cash consideration   portion of the acquisition price.  The outstanding payable of $5 million is non-interest bearing and payable on or before June 30, 2010.

The following adjustments would be required if the acquisition of Anytone by Anytone International occurred as indicated above:

C)	Recording fair value of intangible assets of $15,162,518.

D)	Deferred tax liabilities on intangible assets acquired.

E)	Reversal of deferred tax liability arising from the book and tax basis difference of the intangible assets.

F-4